UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): August 22, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective August 22, 2014, Synthesis Energy Systems, Inc. (the “Company”) and Robert Rigdon, the Company’s President and Chief Executive Officer, entered into a letter agreement amending his employment agreement with the Company dated April 8, 2011 (the “Employment Agreement”). Pursuant to the letter agreement, Mr. Rigdon is entitled to receive the following:

-	One-time cash bonus of $100,000 if the Company achieves positive EBITDA as of the end of any fiscal quarter; provided, however, that in no event will the amount of such bonus exceed 20% of the amount of positive EBITDA in such fiscal quarter.
-	After achievement of the bonus contemplated above, if the Company achieves positive EBITDA in any subsequent fiscal quarter, a one-time bonus award equal to $100,000 for each such quarter, for up to a maximum of four quarters, or an aggregate of $400,000. Each such bonus shall be granted in the form of a grant of restricted stock and up to $30,000 as a cash bonus; provided, however, in no event will the cash bonus portion exceed 50% of the positive EBITDA for such quarter.
-	A grant of options to acquire 200,000 shares of its common stock, which option shall vest in eight quarterly installments, with the first installment vesting on the date of grant and the next installment vesting on September 30, 2014 and then vesting quarterly thereafter. The exercise price for the new option grant is $1.28 per share.

The number of shares issued pursuant to this restricted stock grant shall be calculated by dividing (x) the dollar amount which represents the percentage of the bonus amount attributed to the restricted stock grant by (y) the volume weighted-average price of the Company’s common stock over the thirty business day period commencing on the last day of the fiscal quarter in question. The restricted stock grant shall be 100% vested on the date of grant. The cash portion of the bonus shall be paid in a lump sum on the date of the award of the restricted stock grant.

Unvested and unpaid portions of the awards and bonuses described above are subject to forfeiture in the event of a termination by the Company of Mr. Rigdon for cause or a voluntary termination by Mr. Rigdon without good reason, as such terms are defined in his Employment Agreement.

A copy of the letter agreement is filed herewith as Exhibit 10.3.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The text set forth in Item 1.01 regarding the terms and conditions of the letter agreement with Robert Rigdon is incorporated into this Item 5.02 by reference.

In addition, effective August 22, 2014, the board of directors of the Company approved certain other management changes. Charles Costenbader, currently Chief Financial Officer and principal financial officer of the Company, was appointed Chief Operating Officer. Roger Ondreko, currently Chief Accounting Officer, Controller and Secretary, was appointed Chief Financial Officer and principal financial officer, and will remain principal accounting officer of the Company. In connection with the management changes, Mr. Ondreko’s salary was increased by $50,000 to $300,000 and Mr. Costenbader received a $40,000 cash bonus.

Mr. Costenbader, age 53, joined us as our Chief Financial Officer in September 2013. Mr. Costenbader has 25 years of experience in energy-related finance. In his most recent position with Tangent Energy Solutions, Inc., he was responsible for project financing activities regarding power generation projects and hedging structures for environmental credits and power. Previously, Mr. Costenbader was with Macquarie Bank Limited in the power and natural gas commodities division in Houston from 2007 to 2011 and 2004 to 2006. He sourced and structured energy asset opportunities for investment and commodity risk management services. Additionally, Mr. Costenbader has previous chief financial officer experience with Galveston Bay Biodiesel, L.P. From 1989 to 1998, he served as vice-president in the Structured Finance Group of GE Capital where he was responsible for underwriting and managing investments in the energy, natural gas storage, methanol refinery, and pulverized coal sectors. Mr. Costenbader graduated from Lafayette College in Easton, Pennsylvania with a BS degree in mechanical engineering, received an MBA in finance and operations management from Columbia University and has a professional engineer license. He serves on the board of directors of Coalview Ltd.

Mr. Ondreko, age 50, joined us as Chief Accounting Officer, Controller and Secretary in May 2014. He is a finance and accounting executive with more than 25 years’ experience in the energy sector. Prior to joining the Company, he most recently served as Senior Vice President, Head of Midstream Structured Finance, of Macquarie Energy since 2009. During his tenure at Macquarie Energy, Mr. Ondreko was responsible for significant fundraising and structured financial transactions. Previously, he was Vice President, energy finance and accounting, at Constellation Energy Group, and Senior Vice President, accounting and finance, of El Paso Corporation, where he supervised the Transaction Structuring Group. A registered Texas CPA, Mr. Ondreko holds a B.S. in Business Administration & Accounting from Ohio State University.

Item 8.01 Other Events

On August 25, 2014, the Company issued a press release announcing the management changes described in Item 5.02 above. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1	Amended and Restated Employment Agreement between the Company and Robert Rigdon dated April 8, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2011).

10.2	Letter Agreement between Robert Rigdon and the Company dated March 1, 2013 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 4, 2013).

*10.3	Letter Agreement between Robert Rigdon and the Company dated August 22, 2014.

*99.1	Press Release dated August 25, 2014.

* = Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: August 25, 2014

/s/ Robert Rigdon

Robert Rigdon

President and Chief Executive Officer

EXHIBIT INDEX

10.1	Amended and Restated Employment Agreement between the Company and Robert Rigdon dated April 8, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2011).

10.2	Letter Agreement between Robert Rigdon and the Company dated March 1, 2013 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 4, 2013).

*10.3	Letter Agreement between Robert Rigdon and the Company dated August 22, 2014.

*99.1 Press Release dated August 25, 2014.

* = Filed herewith